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                                                                   EXHIBIT 10.20



                       THE UNITED ARTISTS THEATRE COMPANY

                           1998 MANAGEMENT STOCK PLAN

                           (Effective July 30, 1998)


          PURPOSE.  The Plan is intended to further the best interests of the
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Company and its affiliates by encouraging key employees and directors of the
Company and such affiliates to continue their association with the Company and its affiliates and by providing additional incentive for unusual industry and efficiency through offering an opportunity to acquire a proprietary stake in the Company and its future growth. The Company believes that this goal may best be achieved by granting stock options to key employees and directors of the Company and its affiliates.

          The references in the Stockholders' Agreement to the "Management Stock Option Plan" shall be considered to refer to both this Plan and the 1992 Plan.

          The Options granted under this Plan shall not be incentive stock options (as defined in Section 422 of the Code.

     1. DEFINITIONS. The following terms used in this Plan have the meanings set forth below.

          AWARD:  an Option granted under this Plan.

          BOARD OF DIRECTORS:  the Board of Directors of the Company.

          CODE:  the Internal Revenue Code of 1986, as amended.

          COMMITTEE:  the Compensation Committee of the Board of Directors.

          COMPANY:   United Artists Theatre Company (formerly known as Oscar I
Corporation), a Delaware corporation.

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          EFFECTIVE DATE:  as defined in Section 4.

          1992 PLAN:  the Oscar I Corporation 1992 Management Stock Plan.

          OPTION: a stock option to acquire Option Shares granted pursuant to this Plan.

          OPTION AGREEMENT: a written agreement evidencing the grant and terms and conditions of an Option, executed by such officer of the Company as is designated in the resolution of the Board of Directors authorizing such grant.

          OPTION PERIOD:  the period for which an Option shall be effective.

          OPTION PRICE: the price required to be paid to acquire Option Shares pursuant to an Option.

          OPTION SHARES: shares of the Company's authorized Class B Non-Voting Common Stock, par value $.01 per share.

          PARTICIPANT: any eligible individual to whom an Award is granted under the Plan.

          PARTICIPATING AFFILIATE: any subsidiary of the Company (as such term is defined in Section 424 of the Code) and any other affiliate of the Company that may be designated by the Board for participation in the Plan from time to time.

          PLAN: The United Artists Theatre Company 1998 Management Stock Plan, as set forth herein.

          STOCKHOLDERS' AGREEMENT: the Stockholders' Agreement dated as of May 12, 1992, by and among the Company, the Management Investors (as defined therein) parties thereto, the ML Investors (as defined therein) parties thereto and the Institutional Investors (as defined therein) parties thereto, as amended and in effect from time to time.

          VESTED OPTION:  an Option that has become exercisable.

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     2.  SHARES SUBJECT TO PLAN.  There are reserved for issue upon the exercise of Options granted under this Plan and the 1992 Plan an aggregate of 1,518,000 Option Shares. If any Option granted under the Plan shall expire or terminate without having been exercised in full or canceled in exchange for a cash or other payment, the unissued Option Shares subject thereto shall again be available for the purposes of the Plan.

     3. EFFECTIVE DATE OF PLAN. This Plan shall take effect on July 30, 1998 (the "Effective Date").

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors, except to the extent the Board of Directors authorizes the Committee to exercise any and all of the powers and functions of the Board of Directors pursuant to the Plan (at to that extent, references herein to the Board of Directors shall be construed to include the Committee). The interpretation and construction by the Board of Directors of any provisions of the Plan or of any Awards granted under it shall be final and conclusive. No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under it. Members of the Committee may be eligible to receive grants of Awards under the Plan.

     5. ELIGIBILITY. Options may be granted to any employee or director of the Company or any Participating Affiliate selected by the Board of Directors.

     6.  OPTIONS.

     (a) Grant of Options.  The Company, by action of the Board of Directors and
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subject to the provisions of this Plan, may, from time to time, grant Options to purchase Option Shares to such employees and directors of the Company and the Participating Affiliates, and for such number of Option Shares, as may be determined by the Board of Directors. Each grant of an

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Option pursuant to this Plan shall be made in writing and upon such terms and conditions as may be determined by the Board of Directors at the time of grant, subject to the provisions and limitations set forth in this Plan. The grant of such Option, and the specific terms and conditions thereof, shall be evidenced by an Option Agreement.

     (b) Option Price.  The Option Price of an Option shall be established by
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the Board of Directors at the time of grant of the Options, and in the case of any Option granted after the Effective Date shall be not less than the fair market value (as determined in good faith by the Board of Directors of the Company) of an Option Share on the date of such grant.

     (c) Duration of Options.  The Option Period for an Option shall commence
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upon the date on which it is granted and (unless otherwise expressly specified in the terms of such grant) shall continue until the earliest to occur of (1) the tenth anniversary of the date of grant; (2) the close of business on the 30th day following the date on which the Company acquires any shares of any class of common stock of the Company ("Common Stock") owned by the Participant or his Permitted Transferees (as defined in the Stockholders' Agreement) or any Option held by him or his estate, in each case in connection with a Put Event (as defined in the Stockholders' Agreement); (3) the close of business on the 30th day following the date on which the Company acquires all shares of Common Stock owned by the Participant or his Permitted Transferee and Options held by him or his estate, in each case in connection with a Call Event (as defined in the Stockholders' Agreement); and (4) the following dates:

          (i) The third anniversary after the date upon which the Participant holding such Option ceases to be an employee or director of the Company or any Participating Affiliate by reason of death;

          (ii) one year and 90 days after the date of the Retirement or Disability (as such terms are defined in the Stockholders' Agreement) of the Participant if the Participant dies, retires or is disabled while an employee or director of the Company or any Participating Affiliate or after the date of Involuntary Termination (as defined in the Stockholders' Agreement) of the Participant; or

          (iii) immediately upon a Participant's Voluntary Resignation (as defined in the

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          Stockholders' Agreement) or termination of employment
          or service as a director with the Company or any Participating Affiliate for Cause (as defined in the Stockholders' Agreement).

     (d) Non-Transferability.   No Option granted pursuant to this Plan may be
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sold, offered, disposed of, pledged, hypothecated, encumbered or otherwise transferred by the Participant except to the Participant's executors, administrators and testamentary trustees in the event of the Participant's death, or as provided in the Stockholders' Agreement, and, further, during the lifetime of the Participant, the Option may be exercised only by, or on behalf of, the Participant.

     (e) Exercisability and Vesting of Options.  An Option shall become a Vested
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Option upon the dates and subject to the terms and conditions set forth in the applicable Option Agreement, and unless otherwise provided in the Option Agreement, only if the Participant to whom the Option is granted is an employee or director of the Company or any Participating Affiliate (as determined pursuant to Section 9 hereof) on the applicable date(s).

     (f) Procedure for Exercise and Payment for Shares.  An Option may be
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exercised only to the extent it has become a Vested Option.  Exercise of an
Option shall be made by the giving of written notice to the Company. Such written notice shall be deemed sufficient for this purpose only if delivered to the Company at its principal offices and only if such written notice states the number of Option Shares with respect to which the Option is being exercised and, further, states the date, no earlier than the fifth business day after, and no later than the tenth business day after, the date of such notice, upon which the Option Shares shall be purchased and payment therefor shall be made. The payments for Option Shares purchased pursuant to exercise of an Option shall be made at the principal offices of the Company. Upon the exercise of any Option, in compliance with the provisions of this Section 7(f) and upon receipt by the Company of the payment for the Option Shares so purchased together with the payment of the amount of

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any taxes required to be collected or withheld as a result of the exercise of this Option together with an executed copy of the Stockholders' Agreement, unless such Participant is already a party thereto (and such other evidence as the Company may reasonably require to assure that the Option Shares issuable upon exercise of the Option will be subject to the Stockholders' Agreement), the Company shall deliver or cause to be delivered to the Participant so exercising an Option a certificate or certificates for the number of Option Shares with respect to which the Option is so exercised and payment is so made. The Option Shares shall be registered in the name of the exercising Participant, provided that, in no event shall any Option Shares be issued pursuant to exercise of an Option until full payment therefor shall have been made by cash or certified or bank cashier's check and not until such payment has been made shall the exercising Participant have any of the rights of a shareholder. For purposes of this paragraph, the date of issuance shall be the date upon which payment in full has been received by the Company as provided herein. Notwithstanding the foregoing, if a put has been exercised by the Participant or a call has been exercised by the Company pursuant to the Stockholders' Agreement, with respect to the Option, such Option shall be cancelled, effective upon receipt by the Participant of the consideration provided for in the Stockholders' Agreement.

     (g)  Cash-Out of Vested Options.
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          (i) Without limiting any rights of the Company under the Stockholders'
     Agreement, the Board of Directors may in its sole discretion cancel the portion of any Option or Options that are Vested Options held by a Participant who is at such time no longer an employee or director of the Company or any Participating Affiliate in exchange for a cash payment equal to the excess of (x) the Fair Value Price (as defined in the Stockholders' Agreement) of the Option Shares subject to such Vested Option, over (y) the aggregate Option Price for such Option Shares.

          (ii) Without limiting any rights of the Company under the Stockholders'

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     Agreement, the Board of Directors may cancel any outstanding Options
     (whether or not Vested Options) in exchange for a cash payment to the Participant equal to the excess of (x) the fair market value (as determined in good faith by the Board of Directors of the Company) of the consideration received per ML Share by the ML Investors in any Transfer Event (as those terms are defined in the Stockholders' Agreement), multiplied by the number of Option Shares subject to such cancelled Options, over (y) the aggregate Option Price for such Option Shares, effective upon the consummation of the Transfer Event.


     7. REQUIREMENTS OF LAW AND OF CERTAIN AGREEMENTS. If any law or any regulation of any commission or agency of competent jurisdiction shall require the Company or the Participant to take any action with respect to any Option Shares acquired pursuant to the grant of any Award issued under the Plan, then the date upon which the Company shall issue or cause to be issued the certificate or certificates for such Option Shares shall be postponed until full compliance has been made with all such requirements of law or regulation; provided that the Company shall use reasonable efforts to take all necessary
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action to comply with such requirements of law or regulation.  Further, if requested by the Company, at or before the time of the issuance of such Option Shares pursuant to the grant of any Award issued under the Plan, the Participant shall deliver to the Company his or her written statements satisfactory in form and content to the Company, that he or she intends to hold the Option Shares so acquired by him or her for investment and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933 or any applicable state securities or "blue sky" law. Moreover, in the event that the Company shall determine in its sole discretion that, in compliance with the Securities Act of 1933 or any applicable state securities or "blue sky" law, it is necessary to register any of the Option Shares granted pursuant to any Award issued under the

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Plan, or to qualify any such shares of Option Shares for exemption from any of the requirements of the Securities Act of 1933 or any other applicable statute or regulation, no Options may be exercised until the required action has been completed; provided that the Company shall use reasonable efforts to take all
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necessary action to comply with such requirements of law or regulation. All
Option Shares issued pursuant to any Award under the Plan shall bear the legends provided for in the Stockholders' Agreement.

     8. ADJUSTMENTS. In the event of the declaration of any stock dividend on any class of shares of common stock of the Company or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of any such shares of common stock or like adjustment, the number of shares of Option Shares subject to any Award granted pursuant to this Plan, and/or the Option Price of any Option granted under the Plan (but not the total price payable thereunder), shall be adjusted by appropriate changes in this Plan and in any Awards outstanding pursuant to this Plan.

          -
     9. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP;. The employment of an Employee shall not be deemed to have terminated if the Employee is an employee of the Company who is transferred to and becomes an employee of a Participating Affiliate or, if he or she is an employee of a Participating Affiliate, who is transferred to and becomes an employee of the Company or another Participating Affiliate; provided, however, that if a Participating Affiliate ceases to be a
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Participating Affiliate, all employees and directors of such Participating
Affiliate not either (i) thereafter remaining or (ii) theretofore transferred to and becoming, employees or directors of the Company or of another Participating Affiliate, shall be deemed to have ceased to be employees and directors within the meaning of this Plan on the date such Participating Affiliate ceases to be a Participating Affiliate. The employment of an employee who ceases to be an employee of the Company and the Participating Affiliates but is a director of the Company or a Participating Affiliate immediately thereafter shall be deemed to continue

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during his service as a director.

     10.  TERMINATION, AMENDMENT OR DISCONTINUANCE OF THE PLAN.

     (a) This Plan shall terminate upon, and no Awards shall be granted after, the close of business on the tenth anniversary of the Effective Date.

     (b) The Board of Directors may, insofar as permitted by law, amend, suspend, or discontinue this Plan at any time without restriction; provided,
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however, that the Board may not alter or amend or discontinue or revoke or
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otherwise impair any outstanding Options which have been granted pursuant to this Plan and which remain unexercised in a manner adverse to Option holders, except in an adjustment referred to in Section 9 above, or except in the event that there is secured the written consent of the holder of the outstanding Option proposed to be so altered or amended. Nothing contained in this paragraph, however, shall in any way condition or limit the termination of an Option as hereinabove provided where reference is made to termination of employment of an Employee. The Option Period of any outstanding Option shall not be extended by any amendment or suspension or discontinuance of the Plan.

     11. LIQUIDATION OF THE COMPANY. In the event of the complete liquidation or dissolution of the Company other than as an incident to a merger, reorganization, or other adjustment referred to in Section 9 above, any Awards granted pursuant to this Plan and Options remaining unexercised shall be deemed cancelled without regard to or limitation by any other provision of this Plan and each Vested Option shall be entitled to a payment in cancellation thereof equal to the excess, if any, of the amount received per Option Share in such liquidation or dissolution multiplied by the number of Option Shares subject to such Option over the Option Price.

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     12.  GENERAL PROVISIONS.

     (a) Nothing contained in the Plan shall prevent the Company or any Participating Affiliate from adopting other or additional compensation arrangements for its employees or directors.

     (b) The adoption of the Plan shall not confer upon any Participant any right to continued employment or continuation as a director, nor shall it interfere in any way with the right of the Company or any Participating Affiliate to terminate the employment or directorship of any Participant at any time.

     (c) No later than the date as of which an amount first becomes includible in the gross income of a Participant for Federal income tax purposes with respect to Option Shares acquired pursuant to the exercise of any Option hereunder, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company hereunder shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

     (d) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.



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